VOYA VARIABLE PORTFOLIOS, INC.
Voya RussellTM Large Cap Growth Index Portfolio
(the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Adviser Class, Class I, and Class S Shares’ Summary Prospectus and Prospectus, each dated May 1, 2025 (together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in equity	any borrowings for investment purposes) in
securities of companies, which are at the time of	investments tied to the Index.
purchase, included in the Index; convertible
securities that are convertible into stocks included
in the Index; other derivatives whose economic
returns are, by design, closely equivalent to the
returns of the Index or its components; and
exchange-traded funds that track the Index.
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in equity	any borrowings for investment purposes) in
securities of companies, which are at the time of	investments tied to the Index. For purposes of this
purchase, included in the Index; convertible	80% policy, investments tied to the Index include,
securities that are convertible into stocks included	without limitation, equity securities of companies
in the Index; other derivatives whose economic	included in the Index; convertible securities that
returns are, by design, closely equivalent to the	are convertible into equity securities of companies
returns of the Index or its components; and	included in the Index; derivatives whose
exchange-traded funds that track the Index. The	economic returns are, by design, closely
Portfolio will provide shareholders with at least 60	equivalent to the returns of the Index or its
days’ prior notice of any change in this investment	components; and exchange-traded funds (“ETFs”)
policy. Under normal market conditions, the	that track the Index. Under normal circumstances,
Portfolio invests all or substantially all of its assets	the Portfolio invests all or substantially all of its
in these securities.	assets in these securities.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.